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                               Janus Aspen Series
                              Institutional Shares

                         Supplement dated June 1, 2001
                        to Prospectus dated May 1, 2001

     THIS INFORMATION SUPPLEMENTS THE PORTFOLIOS' PROSPECTUS. THIS SUPPLEMENT, ANY PREVIOUS SUPPLEMENTS AND THE PROSPECTUS TOGETHER CONSTITUTE A CURRENT PROSPECTUS. TO REQUEST A CURRENT COPY OF THE PROSPECTUS, PLEASE CONTACT YOUR INSURANCE COMPANY OR PLAN SPONSOR.

     On June 1, 2001 Janus Aspen Series filed a proposed amendment to the Prospectus. It is anticipated that the amendment will be effective on July 31, 2001 and, in that event, the following changes will be implemented:

     1. Equity Income Portfolio (the "Portfolio") will change its name to "Core Equity Portfolio."

     2. The Portfolio's investment objective will be long-term growth of capital.

     3. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities selected for their growth potential. The Portfolio will be able to invest in companies of any size.

     Potential investors in the Portfolio should consider this information in making a long-term investment decision.